POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/_______________________

/s/Rochelle Ziskin

Witness

Rochelle Ziskin, Director

 Print Name: ______________

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/_______________________

/s/Barry Ziskin

Witness

Barry Ziskin, Director

 Print Name: ______________

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/ _______________________

/s/Anthony J. Hertl

Witness

            Anthony J. Hertl, Director

Print Name: ________________

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/ _______________________

/s/William F. Poppe

Witness

            William F. Poppe, Director

Print Name: ________________

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/ _______________________

/s/Emile R. Molineaux

Witness

Emile R. Molineaux, Secretary

Print Name: ________________

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/_______________________

/s/Dr. Jeffrey Shuster

Witness

Dr. Jeffrey Shuster, Director

 Print Name: ______________

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or trustee of Z SEVEN FUND, INC. (the  "Fund"),  a Maryland Corporation,  hereby appoints Emile R. Molineaux and Barry Ziskin,  with full power of  substitution,  his/her true and  lawful  attorneys  to execute in his/her name, place  and  stead  and on his/her  behalf  any and  all  amendments  to the  Fund's  registration  statement  on Form  N-1A  under  the  Securities  Act of 1933,  as amended,  and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer  and  sale of  shares  of  beneficial  interests  of the  Fund (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Fund are  sold),  any such  amendment  or registration  statement and any and all supplements thereto or to any prospectus or  statement  of  additional  information  forming  a part of the  registration statement,  as well as any and all  exhibits and other  documents necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority,  with full power of substitution,  to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the  premises in any and all  capacities  authorized  by the Board of Directors for such persons to provide or perform with  respect  to the  Fund,  as  fully  and  to  all  intents  and  purposes  as the undersigned  might or could do, the undersigned  hereby  ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 24th day of July 2007.

/s/_______________________

/s/Lydia L. Moore

Witness

Lydia L. Moore, Director

 Print Name: ______________